AMENDED & RESTATED
                            REVOLVING PROMISSORY NOTE


$175,000,000.00                           Originally Effective December 31, 2000
                                    Amended & Restated Effective January 1, 2001
                                                      Greenville, South Carolina

         This Amended & Restated Revolving Promissory Note (this "Note") amends, restates and replaces in its entirety that certain Revolving Promissory Note dated December 31, 2000 in the principal amount of One Hundred Twenty Five Million Dollars ($125,000,000.00) (the "Original Note") issued by HomeGold Financial, Inc. to Carolina Investors, Inc.

         For value received, the undersigned HOMEGOLD FINANCIAL, INC., a South Carolina corporation (the "Borrower"), hereby promises to pay to the order of CAROLINA INVESTORS, INC., a South Carolina corporation (the "Lender") (i) the principal amount of One Hundred Seventy Five Million Dollars ($175,000,000.00), or if less, an amount equal to the aggregate unpaid principal amount of loans made from time to time by the Lender to the Borrower, and (ii) interest on the unpaid principal amount of this Note from the date hereof, payable monthly in arrears based on the average principal amount outstanding during such month, no later than the 15th day of the following month until this Note is paid in full, at a per annum rate equal to the weighted average coupon on all of the Lender's Notes and Debentures issued by Lender to Investors and outstanding during the month to which such interest applies plus three percent. Notwithstanding any other provision of this Note, interest paid or becoming due hereunder shall in no event exceed the maximum rate permitted by applicable law. Interest will be calculated on a daily basis computed on the actual number of days elapsed over a year of three hundred sixty-five (365) days. This Note shall mature, and all outstanding amounts hereunder shall be due and payable, on December 31, 2005.

         This Note amends,  restates and replaces collectively in their entirety
(1) that certain Subordinated Intercompany Promissory Note & Security Agreement dated December 28, 1998 in the original principal amount of $10,000,000 by and between HomeGold, Inc., as borrower, and Lender, (2) that certain Subordinated Warehouse Line of Credit dated December 1, 1998, by and between HomeGold, Inc., as borrower, and Lender, (3) that certain Subordinated Intercompany Promissory Note dated June 30, 1998 in a principal amount of up to $200,000,000 by and between HomeGold, Inc. as borrower, and Lender, and (4) any and all other indebtedness of HomeGold, Inc. to Lender (whether or not such indebtedness is evidenced by a writing).

          The Borrower may at any time prepay the whole or any part of the unpaid principal amount of this Note, without penalty or premium, with interest accrued to the date fixed for prepayment.

          The Borrower expressly waives presentment, demand, protest, notice of dishonor, notice of nonpayment and/or protest, and any and all other notices and demands whatsoever, and agrees to remain bound until the principal and interest are paid in full, notwithstanding any extension of time for payment of all or any part of the principal or interest hereof and notwithstanding any inaction by, or failure to assert any legal right available to Lender.

          In the event that this Note shall at any time after maturity or default be placed with an attorney for collection, Borrower agrees to pay, in addition to the entire remaining principal balance and accrued interest, all costs of collection, including without limitation reasonable attorneys fees, which attorneys fees shall be based upon the usual and customary hourly rates of Lender's counsel and not based upon a percentage of the balance due on this Note.

          Whenever Lender is referred to in this Note, such reference shall be deemed to include the successors and assigns of Lender, including without limitation subsequent assigns or holders of this Note, and all covenants, provisions and agreements by or on behalf of Borrower which are contained herein shall inure to the benefit of the successors and assigns of Lender.

          The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Lender, and then only to the extent therein set forth. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Lender, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

          Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of South Carolina applicable to contracts made and to be performed therein without consideration as to choice of law.

         In witness whereof, the Borrower has caused this Note to be executed on its behalf by its duly authorized corporate officer, to be effective as of January 1, 2001.


                                   HOMEGOLD FINANCIAL, INC.

                                   By:
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                                   Name:
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                                   Title:
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ACCEPTED AND AGREED:

CAROLINA INVESTORS, INC.

By:
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Name:
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Title:
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


                      CONSENT AND REAFFIRMATION OF GUARANTY

         The undersigned have heretofore executed and delivered to Carolina Investors, Inc., a South Carolina corporation ("Lender") (i) a Guaranty and Security Agreement with an effective date of December 31, 2000 (the "Guaranty") pursuant to which the undersigned guaranteed all indebtedness, obligations and liabilities of HomeGold Financial, Inc. a South Carolina corporation (the "Borrower") from time to time owing to the Lender under that certain Revolving Promissory Note dated December 31, 2000 (the "Original Note"). The Borrower and the Lender have amended and restated the Original Note pursuant to an Amended & Restated Revolving Promissory Note effective as of January 1, 2001 (the "Amended & Restated Note"). The undersigned hereby consents to the Amended & Restated Note and confirms that the Guaranty remains in full force and effect in accordance with the terms thereof with respect to the Amended & Restated Note and shall not in any manner be affected, impaired or discharged thereby. The undersigned acknowledges and agrees that the Lender is relying upon the agreements of the undersigned contained herein as an inducement to entering into the Amended & Restated Note.

Effective as of January 1, 2001.

                               HOMEGOLD, INC.

                               By:
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                               Name:
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                               Title:
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